                                                                       Exhibit 1

                                 SHOLODGE, INC.

                                   $35,000,000
                __% Senior Subordinated Notes Due 2006, Series A




                             UNDERWRITING AGREEMENT


                                                              [          ], 1996




J.C. BRADFORD & CO., L.L.C.
DAIN BOSWORTH INC.
INTERSTATE/JOHNSON LANE CORPORATION
As Representatives of the Several Underwriters
c/o J.C. Bradford & Co., L.L.C.
J.C. Bradford Financial Center
330 Commerce Street
Nashville, Tennessee 37201


Ladies and Gentlemen:

         ShoLodge, Inc., a Tennessee corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters") for whom you are acting as the representatives (the "Representatives") an aggregate $35,000,000 in principal amount of its __% Senior Subordinated Notes Due 2006, Series A (the "Firm Notes"). The Firm Notes are to be sold to the Underwriters, acting severally and not jointly, in such amounts as are set forth in Schedule I hereto opposite the name of such Underwriter. The Company also proposes to grant to the Underwriters an option to purchase up to $5,250,000 in principal amount of ___% Senior Subordinated Notes Due 2006, Series A of the Company as provided for in Section 2 of this Agreement (the "Option Notes"). The Firm Notes and the Option Notes purchased pursuant to this Agreement are herein called the "Notes."
The Notes are to be issued pursuant to an Indenture, to be dated as of [       ]
, 1996, between the Company and Bankers Trust Company, New York, New York as trustee (the "Trustee"). Such Indenture, as amended and supplemented, is herein referred to as the "Indenture."


         1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) The Company has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-3 (Registration No.333-_______), including the related preliminary prospectus, preliminary prospectus supplement and a Statement of Eligibility on Form T-1 with respect to the Trustee (File No. 22-_______) pursuant to the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), has filed such amendment thereto, if any, and such amended preliminary prospectuses and amended preliminary prospectus supplements as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required, relating to the Notes. The Company has met all of the eligibility requirements for the use of a registration statement on Form S-3. Copies of such registration statement and any amendments, including any post-effective amendments, and all forms of the related prospectuses and prospectus supplements contained therein, any supplements thereto and all documents incorporated by reference therein, have been delivered to you. Such registration statement, including the prospectus, prospectus supplement, Part II, all financial schedules and exhibits thereto, all documents incorporated therein by reference, and all information deemed to be a part of such Registration Statement pursuant to Rule 430A under the Securities Act, as amended at the time when it shall become effective, and any related registration statement that is to be effective upon filing filed pursuant to Rule 462(b) is herein referred to as the "Registration Statement," and the prospectus and prospectus supplement included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A of the Rules and Regulations (as defined below) and in the form filed pursuant to Rule 424(b) under the Securities Act is herein referred to as the "Final Prospectus." The prospectus and prospectus supplement included as part of the Registration Statement, together with all documents incorporated by reference therein, on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus." Any prospectus and prospectus supplement included in the Registration Statement and in any amendment thereto prior to the effective date of the Registration Statement, together with all documents incorporated by reference therein, is referred to herein as a "Preliminary Prospectus." For purposes of this Agreement, "Rules and Regulations" means the rules and regulations promulgated by the Commission under either the Securities Act, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Trust Indenture Act, as applicable.

                  (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and under the caption "Underwriting" in the Final Prospectus). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the First Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act, the Exchange Act, the Trust Indenture Act and the Rules and Regulations and will comply with the requirements of the Securities Act, the Exchange Act, the Trust Indenture Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus nor the Final Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and under the caption "Underwriting" in the Final Prospectus) or information contained in the Statement of Eligibility and Qualification on Form T-1 of the Trustee other than information furnished to the Trustee by the Company specifically for inclusion therein.

                  (c) The Company and each subsidiary of the Company (as defined herein, the term "subsidiary" includes any corporation, joint venture or partnership in which the Company or any subsidiary of the Company has an ownership interest) is duly organized and validly existing and in good standing under the laws of the respective jurisdictions of their organization or incorporation, as the case may be, with full power and authority (corporate, partnership and other, as the case may be) to own, lease and operate their properties and conduct their businesses as now conducted and are duly qualified or authorized to do business and are in good standing in all jurisdictions wherein the nature of its business or the character of property owned or leased may require it to be qualified or authorized to do business. The Company and its subsidiaries hold all licenses, consents and approvals, and have satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each jurisdiction in which the Company has an office and any other jurisdiction in which such license, consent, approval or requirement is material to the conduct of the business in which it is engaged.


                  (d) The outstanding shares of capital stock of the Company and its corporate subsidiaries have been duly authorized and validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

         All of the outstanding stock of each of the Company's corporate subsidiaries is owned by the Company, clear of any lien, encumbrance, pledge, equity or claim of any kind. The partnership and joint venture interests of each partnership and joint venture subsidiary are duly authorized, validly issued, and are owned by the Company, directly or indirectly, clear of any lien, encumbrance, pledge, equity or claim of any kind, except as may be set forth in the respective partnership or joint venture agreement.


                  (e) The capitalization of the Company as of [July 14], 1996 is as set forth under the caption "Capitalization" in the Effective Prospectus and the Final Prospectus. The Notes have been duly and validly authorized and, when executed, authenticated and delivered in accordance with the Indenture and paid for by the Underwriters pursuant to this Agreement and the Indenture, will constitute legal and binding obligations of the Company entitled to the benefits of the Indenture and will conform in all material respects to the description thereof contained in the Effective Prospectus and the Final Prospectus. The Underwriters will receive good and marketable title to the Notes to be issued and delivered hereunder, free and clear of all liens, encumbrances, claims, security interests, and restrictions, whatsoever.


                  (f) The Company has full legal right, power and authority to enter into this Agreement and the Indenture and to sell and deliver the Notes to be issued and sold by the Company to the Underwriters as provided herein, and this Agreement and the Indenture have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company enforceable against the Company in accordance with their terms. No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement or the Indenture by the Company or the consummation by the Company of the transactions contemplated hereby or thereby, except such as have been obtained and such as may be required by the National Association of Securities Dealers, Inc. ("NASD") or under the Securities Act, the Trust Indenture Act or state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters. The issue and sale of the Notes by the Company, the Company's performance of this Agreement and the Indenture and the consummation of the transactions contemplated hereby and thereby will not result in a breach or violation of, or conflict with, any of the terms and provisions of, or constitute a default by the Company or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which the Company or any of its subsidiaries or any of their respective properties is subject, the charter or by-laws of the Company or any of its corporate subsidiaries or the partnership or joint venture agreements of any partnership or joint venture subsidiary or any statute or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company or any of its subsidiaries or any of their respective properties. Neither the Company nor any of its subsidiaries is in violation of its respective charter, certificate of incorporation, partnership agreement or joint venture agreement, as the case may be, or by-laws or any law, administrative rule or regulation or arbitrators' or administrative or court decree, judgment or order or in violation or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may be bound, except such violation or defaults which in the aggregate would not be material to the Company and its subsidiaries taken as a whole.


                  (g) The consolidated financial statements and the related notes of the Company included or incorporated by reference in the Registration Statement, the Effective Prospectus and the Final Prospectus present fairly the consolidated financial position, results of operations and changes in financial position and cash flow of the Company and its subsidiaries, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The other financial statements and schedules included or incorporated by reference in or as schedules to the Registration Statement conform to the requirements of the Securities Act, the Exchange Act, the Trust Indenture Act and the Rules and Regulations and present fairly the information presented therein for the periods shown. The financial and statistical data set forth in the Effective Prospectus and the Final Prospectus under the captions "Prospectus Summary," "Use of Proceeds," "Capitalization," "Selected Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Business" fairly presents the information set forth therein on the basis stated in the Effective Prospectus and the Final Prospectus. Deloitte & Touche LLP, which has examined certain of the financial statements and schedules as set forth in its reports incorporated by reference into the Registration Statement, Effective Prospectus and the Final Prospectus, are independent accountants as required by the Securities Act and the Rules and Regulations.


                  (h) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and Quarterly Reports on Form 10-Q for the fiscal quarters ended April 21, 1996 and July 14, 1996, at the time of filing with the Commission, conformed in all material respects to the requirements of the Securities Act and the Exchange Act and the Rules and Regulations and none of such documents or statements contained any untrue statement of a material fact or omitted to state a fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading.


                  (i) Subsequent to December 31, 1995, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed in the Effective Prospectus and the Final Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, and (ii) there has not been any material change in the capital stock, partnership interests, joint venture interests, long-term debt, credit facilities, obligations under capital leases or short-term borrowings of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the general affairs, management, business, prospects, financial position, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Effective Prospectus and the Final Prospectus.


                  (j) There are no legal or governmental proceedings required to be described in the Registration Statement, the Effective Prospectus or the Final Prospectus that are not described as required. Except as described in the Effective Prospectus and the Final Prospectus, there is not pending, or to the knowledge of the Company threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries, or any of their respective officers or directors is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, wherein an unfavorable decision, ruling or finding could prevent or materially hinder the consummation of this Agreement or result in a material adverse change in the business condition (financial or other), prospects, financial position, net worth or results of operations of the Company or any of its subsidiaries taken as a whole.

                  (k) There are no contracts or other documents required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement, the Effective Prospectus or the Final Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.


                  (l) Except as described in the Effective Prospectus and the Final Prospectus, the Company and its subsidiaries each have good and marketable title to all real and material personal property owned by them, free and clear of all material liens, charges, encumbrances or defects except those reflected in the financial statements hereinabove described. The real and personal property and buildings referred to in the Effective Prospectus and the Final Prospectus which are leased from others by the Company or its subsidiaries are held under valid, subsisting and enforceable leases. The Company or its subsidiaries own or lease all such properties as are necessary to their operations as now conducted.

                  (m) The Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements. Except as disclosed in the Effective Prospectus and the Final Prospectus, neither the Company nor any of its subsidiaries, nor to the best of the Company's knowledge any employee or agent of the Company or any subsidiary, director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has, directly or indirectly used any funds of the Company or any of its subsidiaries for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or received or retained any funds in violation of any law, rule or regulation.

                  (n) The Company and its subsidiaries have filed all federal, state and all material local income, excise and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due therefrom; and there is no tax deficiency that has been, nor does the Company or any subsidiary have knowledge of any tax deficiency which is likely to be, asserted against the Company or any of its subsidiaries, which if determined adversely could materially and adversely affect the earnings, assets, affairs, business prospects or condition (financial or other) of the Company or any of its subsidiaries taken as a whole.

                  (o) The Company and its subsidiaries operate their business in conformity in all material respects with all applicable statutes, common laws, ordinances, decrees, orders, rules and regulations of governmental bodies. Each of the hotels owned, leased, operated or managed, directly or indirectly, by the Company and its subsidiaries is being operated in compliance in all material respects with all applicable laws, orders, rules or regulations and has all licenses, approvals or consents now required to operate as currently being operated, and the Company and its subsidiaries are not aware of any existing or imminent matter which may materially adversely impact the operations or business prospects of any of its hotels other than as specifically disclosed in the Effective Prospectus and the Final Prospectus.

                  (p) The Company and its subsidiaries have filed with the applicable regulatory authorities all statements, reports, information or forms now required by any applicable law, regulation or order; all such filings or submissions were in material compliance with applicable laws when filed and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions. Neither the Company nor any of its subsidiaries has failed to maintain in full force and effect any material license or permit necessary or proper for the conduct of its business, or received any notification that any revocation or limitation thereof is threatened or pending, and, except as disclosed in the Effective Prospectus and the Final Prospectus, the Company is not aware of any pending change under any law, regulation, license or permit which would materially adversely affect their businesses, operations, property or business prospects. Neither the Company nor any of its subsidiaries has received any notice of violation of or been threatened with a charge of violating and is not, to the best of the Company's knowledge, under investigation with respect to a possible violation of any provision of any law, regulation or order.

                  (q) No labor dispute exists with the employees of the Company or its subsidiaries or is imminent which would materially adversely affect the Company or its subsidiaries taken as a whole. The Company is not aware of any existing or imminent labor disturbance by its employees or by any employees of its subsidiaries which could be expected to materially adversely affect the condition (financial or otherwise), results of operations, properties, affairs, management, business affairs or business prospects of the Company or any of its subsidiaries.

                  (r) Except as disclosed in the Effective Prospectus and the Final Prospectus, the Company or its subsidiaries own or possess, or can acquire on reasonable terms, the patents, licenses, copyrights, trademarks, service marks and trade names presently employed by them in connection with the businesses now operated by them, including all rights necessary to use and franchise the use of the "Shoney's Inn", "Shoney's Inn & Suites" and "Innlink" and "Sumner Suites" service marks, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, alone or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition (financial or otherwise), results of operations, properties, affairs, management, business affairs or business prospects of the Company and its subsidiaries, taken as a whole.

                  (s) Neither the Company nor any of its subsidiaries nor to the knowledge of the Company any of the respective directors, officers, employees or agents of the Company and its subsidiaries, have taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might be expected to constitute, stabilization or manipulation of the price of the capital stock or other securities of the Company.


                  (t) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which each is engaged; and the Company has no reason to believe that it will not be able to renew such existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost.

                  (u) Neither the Company nor any of its subsidiaries is or will be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

                  (v) Neither the Company nor any agent acting on its behalf has taken or will take any action that might cause this Agreement or the sale of the Notes to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.


                  (w) Except as disclosed to the Underwriters in writing, neither the Company nor any director, officer or holder of five percent or more of any class of securities of the Company or any of its subsidiaries is a member or an associate or affiliate of a member of the "NASD."


                  (x) The Company has filed with the Commission and the NASD all reports, documents and statements required to be filed by the Company pursuant to the Securities Act, the Exchange Act, the Rules and Regulations and all the rules and regulations of the NASD relating to the Company's capital stock, and each of such reports, documents and statements, at the time that they were filed, complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations.

         2. Purchase, Sale and Delivery of the Notes.

                  (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase at a purchase price of $[ ] per $1,000 principal amount, the number of Firm Notes set forth opposite such Underwriter's name in Schedule I hereto.

                  (b) The Company also grants to the Underwriters an option to purchase, solely for the purpose of covering over-allotments in the sale of Firm Notes, all or any portion of the Option Notes at the purchase price set forth above plus accrued interest. The option granted hereby may be exercised as to all or any part of the Option Notes at any time (but only once) within 30 days after the date the Registration Statement becomes effective. The Underwriters shall not be under any obligation to purchase any Option Notes prior to the exercise of such option. The option granted hereby may be exercised by the Underwriters by the Representatives giving written notice to the Company setting forth the amount of Option Notes to be purchased and the date and time for delivery of and payment for such Option Notes and stating that the Option Notes referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Notes. If such notice is given prior to the First Closing Date (as defined herein), the date set forth therein for such delivery and payment shall not be earlier than two full business days thereafter or the First Closing Date, whichever occurs later. If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment shall not be earlier than three full business days thereafter. In either event, the date so set forth shall not be more than 15 full business days after the date of such notice. The date and time set forth in such notice is herein called the "Option Closing Date." Upon exercise of the option, the Company shall become obligated to sell to the Underwriters, and, subject to the terms and conditions herein set forth, the Underwriters shall become obligated to purchase, for the account of each Underwriter, from the Company, severally and not jointly, the amount of Option Notes specified in such notice. Option Notes shall be purchased for the accounts of the Underwriters in proportion to the amount of Firm Notes set forth opposite such Underwriter's name in Schedule I hereto, except that the respective purchase obligations of each Underwriter shall be adjusted so that no Underwriter shall be obligated to purchase fractional Option Notes.

                  (c) Certificates in definitive form for the Firm Notes which each Underwriter has agreed to purchase hereunder shall be delivered by or on behalf of the Company to the Underwriters for the account of such Underwriter against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check payable in next day funds to the order of the Company at the offices of J.C. Bradford & Co., L.L.C., ("Bradford"), 330 Commerce Street, Nashville, Tennessee 37201, or at such other place as may be agreed upon by Bradford and the Company, at 10:00 A.M., Nashville time, on the third full business day after this Agreement becomes effective, or, at the election of the Representatives, on the fourth full business day after this Agreement becomes effective, if it becomes effective after 4:30 P.M. Eastern time, or at such other time not later than the seventh full business day thereafter as the Representatives and the Company may determine, such time of delivery against payment being herein referred to as the "First Closing Date." The First Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates." Certificates in definitive form for the Option Notes which each Underwriter shall have agreed to purchase hereunder shall be similarly delivered by or on behalf of the Company on the Option Closing Date. The certificates in definitive form for the Notes to be delivered will be in good delivery form and in such denominations and registered in such names as Bradford may request not less than 48 hours prior to the First Closing Date or the Option Closing Date, as the case may be. Such certificates will be made available for checking and packaging at a location in New York, New York as may be designated by you, at least 24 hours prior to the First Closing Date or the Option Closing Date, as the case may be. It is understood that you may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Notes to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.


         3. Offering by the Underwriters. After the Registration Statement becomes effective, the several Underwriters propose to offer for sale to the public the Firm Notes and any Option Notes which may be sold at the price and upon the terms set forth in the Final Prospectus. The serveral Underwriters agree that they will deliver the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus as required by Rule 15c2-8 enacted under the Exchange Act.

         4. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:


                  (a) The Company shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424 and 430A of the Rules and Regulations and to notify you promptly (in writing, if requested) of all such filings. The Company shall notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon your request, any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Notes; and the Company shall not file any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which is not approved by you after reasonable notice thereof, such approval not to be unreasonably withheld or delayed. The Company shall advise you promptly of the issuance by the Commission or any jurisdiction or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Notes for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.


                  (b) The Company will take or cause to be taken all necessary action and furnish to whomever you direct such information as may be reasonably required in qualifying the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the distribution of the Notes.

                  (c) Within the time during which a Final Prospectus relating to the Notes is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Notes as contemplated by the provisions hereof and the Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Company shall promptly notify you and shall amend the Registration Statement or supplement the Final Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                  (d) The Company will furnish without charge to the Representatives and make available to the Underwriters copies of the Registration Statement (four of which shall be signed and shall be accompanied by all exhibits, including any which are incorporated by reference, which have not previously been furnished), each Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, and all amendments and supplements thereto, including any prospectus or supplement prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

                  (e) The Company will (i) deliver to you at such office or offices as you may designate as many copies of the Preliminary Prospectus and Final Prospectus as you may reasonably request, and (ii) for a period of not more than nine months after the Registration Statement becomes effective, send to the Underwriters as many additional copies of the Final Prospectus and any supplement thereto as you may reasonably request.

                  (f) The Company shall make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Securities Act as promptly as practicable and in any event no later than 45 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

                  (g) The Company will apply the net proceeds from the sale of the Notes as set forth under the caption "Use of Proceeds" in the Final Prospectus.

                  (h) During a period of five years from the effective date of the Registration Statement, the Company will furnish to the Representatives copies of all reports and other communications (financial or other) furnished by the Company to its stockholders and, as soon as available, copies of any reports or financial statements furnished or filed by the Company to or with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

                  (i) The Company will, from time to time, after the effective date of the Registration Statement file with the Commission such reports as are required by the Securities Act, the Exchange Act and the Rules and Regulations, and shall also file with state securities commissions in states where the Notes have been sold by you (as you shall have advised us in writing) such reports as are required to be filed by the securities acts and the regulations of those states.

                  (j) If at any time during the 25 day period after the Registration Statement is declared effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in your opinion, the market price for the Notes has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Final Prospectus), the Company will, after written notice from you advising it as to the effect set forth above, prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                  (k) The Company will not take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Notes or of any other security to facilitate the sale or resale of the Notes.


         5. Expenses. The Company agrees with the Underwriters that (a) whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company will pay all fees and expenses incident to the performance of the obligations of the Company hereunder, including, but not limited to, (i) the Commission's registration fee,
(ii) the expenses of printing (or reproduction) and distributing the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, any amendments or supplements thereto, the Indenture and this Agreement and other underwriting documents, including Underwriter's Questionnaires, Underwriter's Powers of Attorney, Blue Sky Memoranda, Selected Dealer Agreements and Agreements Among Underwriters, (iii) fees and expenses of accountants and counsel for the Company, (iv) expenses of registration or qualification of the Notes under state Blue Sky and securities laws, including the fees and disbursements of counsel to the Underwriters in connection therewith, (v) filing fees paid or incurred by the Underwriters and related fees and expenses of counsel to the Underwriters in connection with filings with the NASD, (vi) all travel, lodging and reasonable living expenses incurred by the Company in connection with marketing, dealer and other meetings attended by the Company and the Underwriters in marketing the Notes, (vii) the costs and charges of the Company's transfer agent and registrar and the cost of preparing the certificates for the Notes, (viii) the fees and expenses of the Trustee in connection with the Indenture and the Notes and (ix) all other costs and expenses incident to the performance of the Company's obligations hereunder not otherwise provided for in this Section ; and (b) actual, accountable out-of-pocket expenses, including counsel fees, disbursements and expenses, incurred by the Underwriters in connection with investigating, preparing to market and marketing the Notes and proposing to purchase and purchasing the Notes under this Agreement, will be borne and paid by the Company if the sale of the Notes provided for herein is not consummated (i) by reason of the termination of this Agreement by the Company pursuant to Section 12(a)(i), (ii) by reason of termination of this Agreement by the Underwriters pursuant to Sections 12(b)(iii), 12(b)(iv) or 12(b)(v), or (iii) because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement.


         6. Conditions of the Underwriters' Obligations. The respective obligations of the

Underwriters to purchase and pay for the Firm Notes shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of all of its covenants and agreements hereunder and to the following additional conditions:

                  (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than 5:30 P.M., Washington, D.C. time, on the day following the date of this Agreement, or such later time and date as shall have been consented to by the Representatives and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to your satisfaction; and the NASD, upon review of the terms of the public offering of the Notes, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

                  (b) No Underwriter shall have advised the Company that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, any documents incorporated therein by reference, or any amendment or any supplement thereto, contains an untrue statement of fact which, in your judgment, is material, or omits to state a fact which, in your judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading and the Company shall not have cured such untrue statement of fact or stated a statement of fact required to be stated therein.


                  (c) The Representatives shall have received an opinion, dated the Closing Date, from Boult, Cummings, Conners & Berry, PLC, counsel for the Company, to the effect that:

                           (i) The Company is validly existing in good standing
                  as a corporation under the laws of the State of Tennessee, with all requisite corporate power and authority to own, lease and operate its properties and conduct its business as now conducted, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the failure to so qualify would have a material adverse effect upon the business of the Company and its subsidiaries taken as a whole.

                           (ii) Each corporate subsidiary of the Company
                  is validly existing in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now conducted; each such corporate subsidiary is duly qualified or authorized to do business as a foreign corporation and is in good standing in all jurisdictions where the failure to so qualify would have a material adverse effect upon the business of the Company and its subsidiaries taken as a whole. The corporate records reflect that all outstanding stock of each of the corporate subsidiaries is owned beneficially and of record by the Company, free and clear of all liens, encumbrances, equities and claims. The partnership and joint ventures in which the Company or its subsidiaries are partners or joint venturers were formed in accordance with applicable partnership law and, to the knowledge of such counsel, such partnership and joint venture interests are owned clear of any lien, encumbrance, pledge, equity or claim of any kind. To such counsel's knowledge, no options or warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in any of the Company's subsidiaries are outstanding, except such rights as may be set forth in the partnership or joint venture agreements.

                           (iii) The Notes have been duly and validly authorized
                  and, when executed by the Company, authenticated by the Trustee in accordance with the Indenture and delivered in accordance with this Agreement, will constitute legal and binding obligations of the Company entitled to the benefits of the Indenture, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium, fraudulent transfers, fraudulent conveyances or other laws affecting creditor's rights generally. Upon issuance and delivery thereof and payment therefor as provided in the Underwriting Agreement, the Underwriters will receive good and marketable title to the Notes to be issued and delivered pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests and restrictions. The Notes conform in all material respects to the description thereof contained in the Final Prospectus.


                           (iv) The Company has all requisite corporate right,
                  power and authority to enter into and perform its obligations under this Agreement and the Indenture and to issue, sell and deliver the Notes to be sold by it to the Underwriters as provided herein, and this Agreement and the Indenture have been duly authorized, executed and delivered by the Company and each constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the usual and customary exceptions in legal opinions of this nature.


                           (v) No consent, approval, authorization or order of
                  any court or governmental agency or body or third party is required for the performance of this Agreement and the Indenture by the Company or the consummation by the Company of the transactions contemplated hereby and thereby, except (i) such as have been obtained from third parties, (ii) such as have been obtained under the Securities Act and Trust Indenture Act and (iii) such as may be required by the NASD and under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the several Underwriters and except such as will not, if not obtained, have a material adverse effect on the transactions contemplated hereby. The performance of this Agreement and the Indenture by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the use of proceeds from the sale of the Notes as described in the Final Prospectus) will not conflict with or result in a breach or violation by the Company or any of its subsidiaries of any of the terms or provisions of, or constitute a default by the Company under, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or to which the Company, any of its subsidiaries or any of their respective properties is subject, the charter or by-laws of the Company or any of its subsidiaries, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body (other than state securities or blue sky laws, as to which such counsel expresses no opinion) known to such counsel to be applicable to the Company, any of its subsidiaries or any of their respective properties.

                           (vi) Except as described in the Final Prospectus,
                  there is not pending, or to such counsel's knowledge, threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of its subsidiaries, would result in any material adverse change in the business, financial position, net worth or results of operations, or would materially adversely affect the properties or assets, of the Company and its subsidiaries taken as a whole.

                           (vii) To such counsel's knowledge, no default exists,
                  and no event has occurred which with notice or after the lapse of time to cure or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or to which it or its properties is subject, or of the Charter or by-laws of the Company or any of its subsidiaries which would result in any material adverse change in the business, financial condition, net worth or results of operations, or could materially adversely affect the properties or assets of the Company and its subsidiaries taken as a whole.

                           (viii) The Registration Statement and all post
                  effective amendments thereto have become effective under the Securities Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated by the Commission. All filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made; the Registration Statement, the Effective Prospectus and Final Prospectus, and any amendments or supplements thereto (except for the financial statements and schedules included therein as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the descriptions in the Registration Statement, the Effective Prospectus and the Final Prospectus of statutes, regulations, legal and governmental proceedings, and contracts and other documents are accurate in all material respects and present fairly the information required to be stated; and such counsel does not know of any pending or threatened legal or governmental proceedings, statutes or regulations required to be described in the Registration Statement or the Final Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                           (ix) Neither the Company nor any of its subsidiaries
                  is, or will be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.


         In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, the Effective Prospectus and the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein).

         The opinions to be rendered pursuant to paragraph (c) may be limited to federal law, and as to state law matters, to the laws of the state of Tennessee. Such counsel may also rely on opinion of other counsel as to matters of local law provided that such counsel shall state that they believe both they and you are justified in relying on such opinion.

                  (d) The Underwriters shall have received an opinion or opinions, dated the Closing Date, of Bass, Berry & Sims PLC, counsel for the Underwriters, with respect to the Registration Statement and the Final Prospectus, and such other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (e) The Representatives shall have received from Deloitte & Touche LLP, a letter dated the date hereof and, at the Closing Date, a second letter dated the Closing Date, in form and substance satisfactory to the Representatives, stating that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable Rules and Regulations, and to the effect that:

                           (i) In their opinion, the audited financial
                  statements and financial statement schedules examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published Rules and Regulations and are presented in accordance with generally accepted accounting principles; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the interim financial statements, selected financial data, and/or condensed financial statements derived from audited financial statements of the Company;

                           (ii) The unaudited selected financial information
                  included in the Final Prospectus under the captions "SUMMARY FINANCIAL DATA" and "SELECTED FINANCIAL AND OPERATING DATA" for each of the fiscal years ended December 26, 1993, December 25, 1994 and December 31, 1995, agrees with the corresponding amounts in the audited financial statements incorporated by reference in the Final Prospectus or previously reported on by them;

                           (iii) On the basis of a reading of the latest
                  available interim financial statements (unaudited) of the Company, if any, a reading of the minute books of the Company and its subsidiaries, inquiries of officials of the Company responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Representatives, nothing came to their attention that caused them to believe that:

                                    (A) Any unaudited interim financial
                           statements included or incorporated by reference in the Registration Statement or the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the federal securities laws and the published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited financial statements incorporated by reference in the Registration Statement or in the Final Prospectus;

                                    (B) Any other unaudited financial statement
                           data included or incorporated by reference in the Registration Statement or the Final Prospectus do not agree with the corresponding items in the unaudited financial statements from which data was derived and any such unaudited data were not determined on a basis substantially consistent with the basis for the corresponding amounts in the unaudited financial statements included or incorporated by reference in the Registration Statement or the Final Prospectus;

                                    (C) At a specified date not more than five
                           days prior to the date of delivery of such respective letter, there was any decline in stockholders' equity or increase in long-term debt of the Company, or other items specified by the Underwriters in each case as compared with amounts shown in the latest balance sheets included or incorporated by reference in the Final Prospectus, except in each case for changes, decreases or increases which the Final Prospectus discloses have occurred or may occur or which are described in such letters; and

                                    (D) For the period from the closing date of
                           the latest statements of income included or incorporated by reference in the Effective Prospectus and the Final Prospectus to a specified date not more than five days prior to the date of delivery of such respective letter, there were any decreases in total revenues or net income of the Company, or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the corresponding period of the preceding year, except in each case for decreases which the Final Prospectus discloses have occurred or may occur or which are described in such letter.

                           (iv) They have carried out certain specified
                  procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company, which appear or are incorporated by reference in the Registration Statement and the Final Prospectus and have compared and agreed such amounts, percentages and financial information with the accounting records of the Company or to analyses and schedules prepared by the Company from its detailed accounting records.


         In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with Deloitte & Touche LLP, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the stockholders' equity or long-term debt of the Company as compared with the amounts shown in the latest balance sheets of the Company included or incorporated by reference in the Registration Statement or the Final Prospectus, or a material adverse change in total revenues or net income of the Company, in each case as compared with the corresponding period of the prior year.


                  (f) There shall have been furnished to the Representatives a certificate, dated the Closing Date and addressed to you, signed by the Chief Executive Officer and by the Chief Financial Officer of the Company to the effect that:

                           (i) the representations and warranties of the Company
                  in Section 1 of this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending, or to their knowledge, threatened under the Securities Act;

                           (iii) all filings required by Rule 424 and Rule 430A
                  of the Rules and Regulations have been made;

                           (iv) they have carefully examined the Registration
                  Statement, the Effective Prospectus and the Final Prospectus, the documents incorporated therein by reference and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                           (v) since the effective date of the Registration
                  Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

                  (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, and except as stated therein, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, or become a party to or the subject of any litigation which is material to the Company, nor shall there have been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, key personnel, capitalization, net worth, results of operations or condition (financial or other) of the Company, which loss, interference, litigation or change, in your judgment shall render it unadvisable to commence or continue the offering of the Notes at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Notes.


                  (h) At or prior to the Closing Date, none of the following events shall have occurred: (i) suspension in the trading in securities on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market; (ii) the establishment of minimum or maximum prices on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market; (iii) the declaration of a banking moratorium by federal or state authorities; (iv) suspension in the trading of securities of the Company on any exchange or market; or (v) a material change in general economic, political or financial conditions or the effect of international conditions on the financial markets in the United States shall, in your reasonable judgment, make it inadvisable to proceed with the offering of the Notes at the offering price to the public set forth on the cover page of this Final Prospectus or to proceed with the delivery of the Notes.


         All such opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Representatives and their counsel. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives shall reasonably request.

         The respective obligations of the Underwriters to purchase and pay for the Option Notes shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Notes, except that all references to the "Closing Date" shall be deemed to refer to the Option Closing Date, if it shall be a date other than the Closing Date.

         7. Condition of the Company's Obligations. The obligations hereunder of the Company are subject to the condition set forth in Section 6(a) hereof.

         8. Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon (i) any inaccuracy in the representations and warranties of the Company contained herein, (ii) any failure of the Company to perform its obligations hereunder or under law or (iii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any document incorporated therein by reference or any amendment or supplement thereto, or in any Blue Sky application or other written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Notes under the securities laws thereof (a "Blue Sky Application"). The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against all losses, claims, damages, or liabilities, joint or several, to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the Company's omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, any document incorporated therein by reference or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. Notwithstanding the foregoing, the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus, any document incorporated therein by reference or Final Prospectus or such amendment or such supplement or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided by the Underwriters is the information included in the last paragraph on the cover page and under the caption "Underwriting" in any Preliminary Prospectus and the Final Prospectus and the Effective Prospectus).


                  (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and under the caption "Underwriting" in any Preliminary Prospectus,the Effective Prospectus and the Final Prospectus); and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. This indemnity agreement will be in addition to any liability which such Underwriters may otherwise have.


                  (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of the commencement of any action, including governmental proceedings, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
         Section 8 notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation except that the indemnified party shall have the right to employ separate counsel if, in its reasonable judgment, it is advisable for the indemnified party and any other Underwriter to be represented by separate counsel, and in that event the fees and expenses of separate counsel shall be paid by the indemnifying party.

                  The Company will not, without prior written consent of each Representative, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding part of this Section 8 is for any reason held to be unavailable to the Underwriters, or the Company or is insufficient to hold harmless an indemnified party, then the Company shall contribute to the damages paid by the Underwriters, and the Underwriters shall contribute to the damages paid by the Company provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Notes (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the underwriting discount applicable to the Notes purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any similar claim. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section , each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

                  (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this
         Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

         9. Default of Underwriters. If any Underwriter defaults in its obligation to purchase Notes hereunder and if the total amount of Notes which such defaulting Underwriter agreed but failed to purchase is ten percent or less of the total amount of Notes to be sold hereunder, the non-defaulting Underwriters shall be obligated severally to purchase (in the respective proportions which the amount of Notes set forth opposite the name of each non-defaulting Underwriter in Schedule I hereto bears to the total amount of Notes set forth opposite the names of all the non-defaulting Underwriters), the Notes which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter so defaults and the total number of Notes with respect to which such default or defaults occur is more than ten percent of the total amount of Notes to be sold hereunder, and arrangements satisfactory to the other Underwriters and the Company for the purchase of such Notes by other persons (who may include the non-defaulting Underwriters) are not made within 36 hours after such default, this Agreement, insofar as it relates to the sale of the Notes, will terminate without liability on the part of the non-defaulting Underwriters or the Company except for (i) the provisions of Section 8 hereof, and (ii) the expenses to be paid or reimbursed by the Company pursuant to Section 5. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person, (ii) any termination of this Agreement and (iii) delivery of and payment for the Notes.

         11. Effective Date. This Agreement shall become effective at whichever of the following times shall first occur: (i) at 11:30 A.M., Washington, D.C. time, on the next full business day following the date on which the Registration Statement becomes effective or (ii) at such time after the Registration Statement has become effective as the Representatives shall release the Firm Notes for sale to the public; provided, however, that the provisions of Sections 5, 8, 10, and 11 hereof shall at all times be effective. For purposes of this
Section 11, the Firm Notes shall be deemed to have been so released upon the release by the Representatives for publication, at any time after the Registration Statement has become effective, of any newspaper advertisement relating to the Firm Notes or upon the release by the Representatives of telegrams offering the Firm Notes for sale to securities dealers, whichever may occur first.

         12. Termination.

                  (a) The Company's obligations under this Agreement may be terminated by the Company by notice to the Representatives (i) at any time before it becomes effective in accordance with Section 11 hereof, or (ii) in the event that the condition set forth in Section 7 shall not have been satisfied at or prior to the First Closing Date.

                  (b) This Agreement may be terminated by the Representatives by notice to the Company (i) at any time before it becomes effective in accordance with Section 11 hereof;

         (ii) in the event that at or prior to the First Closing Date the Company shall have failed, refused or been unable to perform any agreement on the part of the Company to be performed hereunder or any other condition to the obligations of the Underwriters hereunder is not fulfilled; (iii) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or materially limited or minimum or maximum prices shall have been established on either of such Exchanges or such market, or a banking moratorium shall have been declared by Federal or state authorities; (iv) if at or prior to the Closing Date trading in securities of the Company shall have been suspended on any exchange or market; or (v) if there shall have been such a material change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your reasonable judgment, makes it inadvisable to commence or continue the offering of the Notes at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Notes.

                  (c) Termination of this Agreement pursuant to this Section 12 shall be without liability of any party to any other party other than as provided in Sections 5 and 8 hereof.


         13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to the Representatives in care of J.C. Bradford & Co., L.L.C., J.C. Bradford Financial Center, 330 Commerce Street, Nashville, Tennessee 37201, Attention: Robert S. Doolittle, or if sent to the Company shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 217 West Main Street, Gallatin, Tennessee 37066, Attention: Leon Moore.

         14. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the several Underwriters and, the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Company and the several Underwriters and for the benefit of no other person except that (i) the representations and warranties of the Company contained in this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act, and (ii) the indemnities by the Underwriters shall also be for the benefit of the directors of the Company, officers of the Company who have signed the Registration Statement, and any person or persons who control the Company within the meaning of Section 15 of the Securities Act. No purchaser of Notes from any Underwriter will be deemed a successor because of such purchase. The validity and interpretation of this Agreement shall be governed by the laws of the State of Tennessee. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. You hereby represent and warrant to the Company that you have authority to act hereunder on behalf of the several Underwriters, and any action hereunder taken by you will be binding upon all the Underwriters.

                  If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and each of the several Underwriters.

                                    Very truly yours,

                                    SHOLODGE, INC.

                                    By:_________________________________
                                    Title: _____________________________


Confirmed and accepted as of the
date first above written.

J.C. BRADFORD & CO., L.L.C.
DAIN BOSWORTH INC.
INTERSTATE/JOHNSON LANE CORPORATION
  For themselves and as Representatives
  of the several Underwriters


By:________________________________
             Partner

                                   SCHEDULE I

                                  UNDERWRITERS

                                                                          Principal Amount of Firm
                   Underwriter                                             Notes to Be Purchased

J.C. Bradford & Co., L.L.C...................................                   $___________
Dain Bosworth Inc............................................                   $___________
Interstate/Johnson Lane Corporation .........................                   $___________

                                                              -------------------------------------------------

TOTAL                                                                            $35,000,000
                                                              =================================================